EXHIBIT 10.7.1


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                         MASTER REORGANIZATION AGREEMENT


                                     Between


                            WALSH INTERNATIONAL INC.


                                       and


                             SOURCE INFORMATICS INC.








                           Dated as of April 16, 1996













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                                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I.     WALSH REORGANIZATION; FORMATION OF SOURCE

         Section 1.01  Walsh Corporate Reorganization............................................................ 1
         Section 1.02  Formation of Source Corporate Organization................................................ 4

ARTICLE II.                TRANSFER OF SOURCE BUSINESS; ISSUANCE OF SOURCE
                           COMMON STOCK

         Section 2.01  Transfer of Source Assets................................................................. 4
         Section 2.02  Issuance of Source Common and Preferred
                           Stock................................................................................. 4
         Section 2.03  Excluded Assets .......................................................................... 5
         Section 2.04  Instruments of Conveyance and Transfer.................................................... 5
         Section 2.05  Assumption of Liabilities ................................................................ 6
         Section 2.06  Non-Assumption of Certain Liabilities .................................................... 6
         Section 2.07  Nonassignable Contracts   ................................................................ 6

ARTICLE III.   CLOSING; DISTRIBUTION OF SOURCE COMMON STOCK

         Section 3.01  Closing .................................................................................. 7
         Section 3.02  Distribution of the Source Common Stock................................................... 7
         Section 3.03  Restructuring of Source .................................................................. 7
         Section 3.04  Additional Agreements..................................................................... 8

ARTICLE IV.    REPRESENTATIONS AND WARRANTIES OF WALSH

         Section 4.01  Organization, Power, Etc...................................................................8
         Section 4.02  The Source Business .......................................................................9
         Section 4.03  Authorization of Agreements ...............................................................9
         Section 4.04  Effect of Agreements.......................................................................9
         Section 4.05  Governmental Approvals....................................................................10
         Section 4.06  Compliance with Law ......................................................................10
         Section 4.07  Investment Representation.................................................................10

ARTICLE V.     REPRESENTATIONS AND WARRANTIES OF SOURCE

         Section 5.01  Organization, Power, Etc..................................................................11
         Section 5.02  Authorization of Agreements...............................................................11
         Section 5.03  Effect of Agreements .....................................................................12
         Section 5.04  Authorized Capital Stock..................................................................12
         Section 5.05  Governmental Approvals....................................................................12
         Section 5.06  Compliance with Law ......................................................................13
         Section 5.07  Investment Representation.................................................................13

ARTICLE VI.    COVENANTS

         Section 6.01  Conduct of the Source Business............................................................13
         Section 6.02  Stockholder Approval; Third-Party


                           Consents..............................................................................15
         Section 6.03  Transferred Assets........................................................................15
         Section 6.04  Financial Information.....................................................................16
         Section 6.05  Confidentiality...........................................................................16
         Section 6.06  Transferred Employees.....................................................................16
         Section 6.07  Stock Options and Warrants................................................................17
         Section 6.08  Further Assurances........................................................................18
         Section 6.09  Inspection and Preservation of
                           Records, Etc..........................................................................18

ARTICLE VII.   CONDITIONS PRECEDENT

         Section 7.01  Conditions Precedent to Obligations
                           of Source.............................................................................20
         Section 7.02  Conditions Precedent to Obligations
                           of Walsh..............................................................................21

ARTICLE VIII.  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

         Section 8.01  Survival of Representations...............................................................22
         Section 8.02  Tax Indemnity.............................................................................22
         Section 8.03  General Indemnity.........................................................................23
         Section 8.04  Conditions of Indemnification.............................................................24
         Section 8.05  Remedies Cumulative.......................................................................25

ARTICLE IX.    MISCELLANEOUS

         Section 9.01  Expenses..................................................................................25
         Section 9.02  Bulk Transfer Laws........................................................................25
         Section 9.03  Execution in Counterparts.................................................................26
         Section 9.04  Notices...................................................................................26
         Section 9.05  Amendments, Supplements, Etc..............................................................26
         Section 9.06  Entire Agreement..........................................................................26
         Section 9.07  Applicable Law............................................................................27
         Section 9.08  Binding Effect............................................................................27
         Section 9.09  Assignability.............................................................................27

TESTIMONIUM......................................................................................................28


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
                         INDEX TO EXHIBITS AND SCHEDULES

Exhibit             ss. Ref.                       Description

  A                 3.04(a)              Management Services Agreement
  B                 3.04(b)              Support Services Agreement
  C                 3.04(c)              Preferred Technology Partner Agreement
  D                 3.04(d)              Pharbase License Agreement
  E                 3.04(e)              Facilities Agreement


Schedule                             Description

1.01                       Walsh Corporate Reorganization
2.01                       Transfer of Source Business
4.05                       Governmental Approvals (Walsh)
5.04                                Stock Options, Warrants, Etc. (Source)
5.05                       Governmental Approvals (Source)


                                       iii




                  MASTER REORGANIZATION AGREEMENT, dated as of April 16, 1996, between WALSH INTERNATIONAL INC., a Delaware corporation ("Walsh"), and SOURCE
INFORMATICS INC., a Delaware corporation ("Source").

                  WHEREAS   Walsh,   through   various   direct   and   indirect
subsidiaries, operates in two business segments: (i) the "Walsh Business," which includes sales force management and integrated  sales and marketing  information services  for  the  pharmaceutical  industry,  associated  medical  professional databases and other  services  related to those  databases,  such as direct mail marketing and consulting, and (ii) the "Source Business," which includes a range of products and services for such  industry,  primarily  marketed under the name
"Source,"  that  utilize  proprietary  databases of  prescriptions  dispensed by retail outlets in the United States; and

                  WHEREAS the Board of Directors of Walsh has determined, in light of the substantially different characteristics of the Walsh Business and the Source Business, the need of the Source Business for significant additional investment in database development and certain other factors, to separate the Walsh and Source Businesses into two independent companies; and

                  WHEREAS a subsidiary of Walsh has recently formed
Source for the purpose of acting as the holding company for the Source Business; and

                  WHEREAS on the Closing Date (as hereinafter defined), Walsh and certain of its subsidiaries (the "Walsh Subsidiaries") will contribute to Source and its designated subsidiaries (the "Source Subsidiaries") their respective ownership interests in the Source Business, those being (i) the assets and properties of Walsh and the Walsh Subsidiaries used exclusively or primarily in connection with the Source Business, subject to certain liabilities and (ii) all of the issued and outstanding capital stock of certain Walsh
Subsidiaries that are engaged in the Source Business (collectively,  the "Source
Assets") in return for shares of preferred and common stock of Source as provided herein; and

                  WHEREAS Walsh intends to distribute the shares of common stock of Source issued in exchange for the Source Assets to the common stockholders of Walsh as provided herein; and

                  WHEREAS,  in  accordance  with  the  Restated  Certificate  of
Incorporation  of Walsh and  Section 1 of the  Agreement,  dated as of April 16,
1996,  by and among  Walsh,  Source and the holders of the Series A  Convertible
Preferred   Stock  of  Walsh  (the  "Walsh   Preferred   Stock")  named  therein
(individually,  a "Preferred  Stockholder,"  and  collectively,  the  "Preferred
Stockholders"),  the  Preferred  Stockholders  shall,  upon the Closing Date (as hereinafter defined), exchange one-half of the aggregate number of shares of Series A Convertible Preferred Stock of Walsh held by them for shares of Series A Convertible Preferred Stock of Source; and

                  WHEREAS  Walsh has  agreed to  provide  Source  and the Source
Subsidiaries with certain professional management and technical support services and licenses to use certain databases and to collaborate with Source in the development of their respective technologies, all in connection with the operation of the Source Business, as such support services, licenses and collaborative efforts shall be provided for in the service, license and technology agreements to be entered into pursuant to this Agreement; and

                  WHEREAS Walsh proposes to issue to the public up to 3,277,500 shares of its Common Stock in an underwritten public offering and, to that end, has filed a Registration Statement on Form S-1 (No. 333-316) (the "Walsh
Registration Statement") with the Securities and Exchange Commission to register such shares under the Securities Act of 1933, and the transactions contemplated hereby are to be consummated prior to the effective date of the Walsh
Registration Statement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


                                    ARTICLE I

                    WALSH REORGANIZATION; FORMATION OF SOURCE

                  SECTION 1.01.  Walsh Corporate Reorganization.  On the
terms and subject to the conditions hereinafter set forth, Walsh shall cause the following transactions to be consummated on or prior to the Closing Date:

         (a) Walsh America Ltd., an indirect wholly-owned subsidiary of Walsh ("Walsh America"), shall:

                  (i)      form a new subsidiary ("Walsh Delaware");

                  (ii) contribute to Walsh Delaware all of Walsh America's ownership interest in the Walsh Busi- ness, and

                  (iii)    distribute  the  shares  of Walsh  Delaware  to Walsh
                           International Holdings Limited, the corporate parent of Walsh America ("Walsh Holdings");



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

         (b)      Walsh Holdings shall:

                  (i)      form a new subsidiary ("WA Software"), and

                  (ii) contribute to it all of Walsh Holdings' ownership interest in the software and trademarks associated with Walsh's Precise, Premiere and Pharbase ser-vices;

         (c)      Walsh  Holdings  shall  thereupon  contribute the shares of WA
                  Software to Walsh Delaware;

         (d)      DMA   Healthcare   Marketing   Inc.,  a  direct   wholly-owned
                  subsidiary of Walsh Holdings ("DMA"), shall be merged with and into Walsh America;

         (e)      Walsh America shall:

                  (i) transfer its ownership rights in all trademarks associated with the Source Business to Walsh Hold-ings;

         (f)      Walsh shall:

                  (i) contribute its ownership rights in all trademarks associated with the Source Business to Walsh Hold-ings,

         (g)      Walsh Holdings shall:

                  (i)      form a new subsidiary ("SI Software"), and

                  (ii) contribute its ownership rights in all trademarks associated with the Source Business (along with those received from Walsh America pursuant to subsection
                           (e) hereof) to SI Software;

         (h)      Walsh Holdings shall:

                  (i)      form a new subsidiary ("SI PMSI"), and

                  (ii) contribute 721,144 shares of the 1,201,144 shares of Common Stock of Pharmaceutical Marketing Ser- vices
                           Inc. (collectively, the "PMSI Shares") held by it to SI PMSI;

         (j)      Walsh shall:



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
                  (i) contribute the outstanding capital stock of its wholly-owned subsidiary Walsh International Domes-tic Finance Ltd. ("WIDF") to Walsh Holdings; and

                  (ii) contribute the outstanding capital stock of its wholly-owned subsidiary Walsh International For- eign
                           Finance Ltd. ("WIFF") to Walsh Holdings;

         (k) Walsh Holdings shall, in turn, contribute the outstand- ing capital stock of WIFF to Walsh Delaware.

                  The transactions contemplated by this Agreement, as well as the corporate structure of Walsh and Source before and after the consummation of such transactions, are described in Schedule 1.01 hereto.

                  SECTION 1.02. Formation of Source Corporate Organization. On the terms and subject to the conditions hereinafter set forth, on or prior to the Closing Date, Source shall form a new subsidiary, Source Informatics
Holdings Inc. ("Source Holdings"), which shall, in turn, form a subsidiary in the Netherlands, Source Informatics Europe B.V. ("Source Europe"). Source
Holdings shall also form subsidiaries (the "European Subsidiaries") in those foreign jurisdictions in which the Source Business will be conducted after the Closing Date.

                                   ARTICLE II

          TRANSFER OF SOURCE BUSINESS; ISSUANCE OF SOURCE COMMON STOCK

                  SECTION 2.01. Transfer of Source Assets. (a) On the terms and subject to the conditions hereinafter set forth, on the Closing Date, Walsh shall, or shall cause each of the Walsh Subsidiaries listed under the heading
"Walsh Entity" in Schedule 2.01 hereto (individually a "Walsh Entity," and collectively, the "Walsh Entities"), to convey, transfer, deliver and assign to Source or the Source Subsidiary whose name appears opposite the name of such Walsh Entity on such Schedule under the heading "Source Entity" (each a "Source
Entity," and collectively, the "Source Entities") all of the assets of such Walsh Entity used exclusively or primarily in connection with the Source
Business (including, without limitation, the stock of any subsidiaries of such Walsh Entity listed under the heading "Transferred Subsidiaries" or the assets of any such Walsh Entity listed under the heading "Special Source Assets"), and such Source Entity shall acquire and assume the liabilities and obligations of such Walsh Entity related to the Source Assets or the Source Business so conveyed.



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
                  SECTION 2.02.  Issuance of Source Common and Preferred  Stock.
On the terms and subject to the conditions hereinafter set forth, on the Closing
Date, in  consideration  of the transfer of the Source Assets in accordance with
Section 2.01 hereof, subject to the assumption of liabilities provided for herein, Source shall

                  (a) issue to Walsh Holdings an aggregate 5,790,992 shares of its Common Stock, $.01 par value (the "Source Common Stock"); and

                  (b) issue to Walsh Holdings an aggregate 1,041,667 shares of its Series A Convertible Preferred Stock, $1.00 par value (the "Source
         Preferred Stock").

                  SECTION 2.03. Excluded Assets. Anything herein contained to the contrary notwithstanding, the following assets and properties of Walsh and the Walsh Subsidiaries are specifically excluded from the Source Assets and shall be retained by Walsh or the Walsh Subsidiaries, as the case may be:

                  (a) all assets and properties used exclusively or primarily in
         connection  with  the  Walsh  Business,   as  described  in  the  Walsh
         Registration Statement;

                  (b) claims for refunds of United States Federal, state and local taxes, foreign taxes and other governmental charges for periods ending on or prior to the Closing Date;

                  (c) claims or rights against third parties relating to liabilities or obligations that are not assumed by Source hereunder;
         and

                  (d) the corporate name "Walsh", its logo and the trademarks, trade names, trademark and trade name registrations, service marks and service mark registrations owned by Walsh or by any of the Walsh
         Subsidiaries that are not used exclusively or primarily in connection with the Source Business.

                  SECTION 2.04.  Instruments of Conveyance and Transfer.  On the
terms and subject to the conditions  hereinafter set forth, on the Closing Date,
Walsh  shall,  or shall  cause each Walsh  Entity to execute  and deliver to the
Source  Entity whose name appears  opposite  such Walsh Entity on Schedule  2.01 hereof (i) a bill of sale  transferring  to such Source  Entity the  properties, assets and capital stock to be acquired by it under the terms of this Agreement,
(ii)  instruments of assignment  and  assumption  with respect to all contracts, licenses,  leases and similar  agreements  to be assigned to and assumed by such
Source Entity


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
pursuant to this Agreement, (iii) certificates evidencing any shares of capital stock to be transferred to such Source Entity hereunder, duly endorsed for transfer to such Source Entity as provided in Section 2.01 hereof, or accompanied by stock transfer powers duly endorsed in blank, with all requisite stock transfer taxes paid and stamps affixed, and (iv) such other bills of sale, instruments of assignment and other appropriate documents as may be reasonably necessary in order to carry out the intentions and purposes of Section 2.01 of this Agreement.

                  SECTION 2.05. Assumption of Liabilities. Subject to the conditions hereinafter set forth, on the Closing Date, Source shall, or shall cause each Source Entity acquiring any Source Assets hereunder to execute and deliver to the Walsh Entity whose name appears opposite such source entity on
Schedule 2.01 hereof an undertaking, in form satisfactory to Walsh, pursuant to which such Source Entity shall assume and agree to pay, perform and discharge when due the liabilities and obligations of such Walsh Entity related to the Source Assets being transferred, and other appropriate documents as may be reasonably necessary to carry out the intentions and purposes of Section 2.01 of this Agreement.

                  SECTION 2.06.  Non-Assumption of Certain Liabilities.  Neither
Source nor any Source Subsidiary is assuming, nor shall be deemed to have assumed, any liabilities or obligations of Walsh or of any Walsh Subsidiary of any kind or nature whatsoever, except (i) to the extent such liabilities or obligations are liabilities or obligations of the Source Business and (ii) as expressly provided above in Section 2.05 hereof.

                  SECTION 2.07.  Nonassignable  Contracts.  Walsh shall promptly
apply  for  or  otherwise  seek  and  use  reasonable   efforts  to  obtain  all
authorizations, consents, waivers and approvals as may be required in connection with the assignment of the leases, agreements, contracts, commitments, licenses, permits,  service  marks and other  rights to be assigned  hereunder,  and shall provide  Source with copies of all such  authorizations,  consents,  waivers and approvals  promptly  after  they  have been  obtained.  To the  extent  that the assignment  of any lease or other right  shall  require the consent of any other party thereto,  this  Agreement  shall not constitute an agreement to assign the same if an attempted  assignment would constitute a breach thereof. In the event that any  lease  or  other  right,  property  or  asset  of  Walsh or any  Walsh
Subsidiary  cannot be effectively  transferred to Source or a Source  Subsidiary without the consent of a third party,  and if on the Closing Date Walsh does not receive  such  consent,  Walsh shall  thereafter  be  obligated  to use its best efforts to assure Source of the benefits of such lease or other right,  property or asset.


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
                                   ARTICLE III

                  CLOSING; DISTRIBUTION OF SOURCE COMMON STOCK

                  SECTION  3.01.  Closing.   The  closing  of  the  transactions
contemplated  by this  Agreement  shall  take  place at the  offices  of Reboul,
MacMurray,  Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York,
immediately prior to the time Walsh expects the Walsh Registration  Statement to be declared  effective by the  Securities  and Exchange  Commission,  or at such other  place or at such other  date and time as Walsh and  Source  may  mutually agree (such date and time of closing is herein called the "Closing Date").

                  SECTION 3.02. Distribution of the Source Common Stock. Subject to the conditions hereinafter set forth, upon consummation of the transfer of the Source Assets and the issuance of the Source Common Stock and the Source
Preferred Stock as contemplated hereby on the Closing Date, Walsh Holdings shall distribute the Source Common Stock and the Source Preferred Stock to Walsh, and
Walsh shall thereupon distribute to each holder of record of the Common Stock, $.01 par value, of Walsh ("Walsh Common Stock") as set forth in Walsh's stock transfer books as of the close of business on the day immediately preceding the Closing Date (the "Record Date"), certificates representing one share of Source
Common Stock for each share of Walsh Common Stock held of record by such holder.

                  SECTION 3.03.  Restructuring of Source.  On the terms
and subject to the conditions hereinafter set forth, Source shall cause the following transactions to be consummated on the Closing Date or as soon as practicable thereafter:

                  (a) Source shall contribute the capital stock of Walsh America to Source Holdings.

                  (b) Source shall contribute the capital stock of SI Software, SI PMSI and WIDF to Source Holdings, which shall, in turn, contribute the capital stock of such subsidiaries to Walsh America.

                  (c) Source Holdings shall contribute the capital stock of the European Subsidiaries to Source Europe.

                  SECTION 3.04.  Additional Agreements.  Subject to the
conditions  hereinafter  set  forth,  on the  Closing  Date,  Walsh,  the  Walsh
Subsidiaries,  Source and the Source  Subsidiaries shall execute and deliver the
following   agreements  to  which  they  are  parties   (collectively  with  the
instruments of transfer and


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
assumption to be executed and delivered as provided in Sections 2.04 and 2.05 hereof (the "Additional Agreements"):

                  (a) the Services Agreement, substantially in the form annexed hereto as Exhibit A;

                  (b) the Support Services Agreement, substantially in the form annexed hereto as Exhibit B;

                  (c)  the  Preferred   Technology   Partner   Agreement,   sub-
         stantially in the form annexed hereto as Exhibit C; and

                  (d) the Pharbase License Agreement, substantially in the form annexed hereto as Exhibit D.

                  (e) the Facilities Agreement, substantially in the form annexed hereto as Exhibit E.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF WALSH

               Walsh represents and warrants to Source as follows:

                  SECTION 4.01. Organization, Power, Etc. (a) Walsh is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction where the failure to so qualify would have a material adverse effect on the business of Walsh and its subsidiaries considered as a whole. Walsh has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute and deliver this Agreement and the Additional
Agreements to which it is a party and to perform its obligations hereunder and thereunder.

                  (b) Each  Walsh  Subsidiary  that is a party to an  Additional
Agreement or that is transferring any of the Source Assets (hereinafter referred to as a  "Walsh  Contract  Party")  is a  corporation  duly  organized,  validly
existing  and  in  good  standing  under  the  laws  of  its   jurisdiction   of
incorporation,  and each is duly  licensed  or  qualified  to do  business  as a foreign  corporation in each jurisdiction  where the failure to so qualify would have a material  adverse  effect on the  business of Walsh and its  subsidiaries considered as a whole.  Each Walsh  Contract  Party has all requisite  corporate power and authority to own,  operate and lease its  properties,  to carry on its business as it is now being  conducted and to execute and deliver the Additional
Agree-


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
ments to which it is a party and to perform its obligations thereunder.

                  SECTION 4.02. The Source Business. The Source Assets are the only assets or properties of Walsh and the Walsh Subsidiaries used exclusively or primarily in connection with the Source Business. Delivery of the Source
Assets to Source or a Source Subsidiary on the Closing Date, together with the execution and delivery of the Additional Agreements, will vest in or confer upon Source or such Source Subsidiary, as the case may be, good title to all assets and properties, all approvals, authorizations, consents, licenses or other rights and access to all services, support functions and facilities necessary to the conduct of the Source Business.

                  SECTION 4.03. Authorization of Agreements. The execution, delivery and performance by Walsh of this Agreement and each Additional
Agreement to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly and effectively authorized by all requisite corporate action on the part of Walsh, subject only to the approval of the stockholders of Walsh as contemplated by Section 6.01 hereof, and this Agreement constitutes, and each Additional Agreement to which Walsh is a party, when executed and delivered by Walsh in accordance with this Agreement, will constitute, subject to such stockholder approval as aforesaid, the legal, valid and binding obligation of Walsh, enforceable against Walsh in accordance with its terms. The execution, delivery and performance of each of the Additional Agreements by the Walsh Contract Party that is a party thereto, and the consummation by such Walsh Contract Party of the transactions contemplated thereby, have been duly authorized by all requisite corporate action on the part of such Walsh Contract Party, and, when executed and delivered by such Walsh
Contract Party in accordance with this Agreement, each such Additional Agreement will constitute the legal, valid and binding obligation of such Walsh Contract
Party, enforceable against such Walsh Contract Party in accordance with its terms.

                  SECTION 4.04. Effect of Agreements. Except with respect to certain agreements that, individually and in the aggregate, are immaterial to Walsh and the Walsh Subsidiaries considered as a whole, the execution and delivery of this Agreement by Walsh and the execution and delivery of the Additional Agreements by Walsh or the Walsh Contract Parties that are parties thereto, and the performance by them of their respective obligations hereunder and thereunder, will not violate any provision of law, the charter or by-laws of Walsh or any Walsh Contract Party or any judgment, award or decree or any indenture, agreement or other instrument to which Walsh or any Walsh Con-


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
tract Party is a party, or by which Walsh or any Walsh Contract Party or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature upon any of the properties or assets of Walsh or any Walsh Contract
Party.

                  SECTION 4.05. Governmental  Approvals.  Except as set forth in
Schedule 4.05 hereto, no approval, authorization, consent or order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by Walsh of this Agreement or for the execution and delivery of the Additional Agreements by Walsh and the Walsh
Contract Parties that are parties thereto or the consummation by Walsh and such Walsh Contract Parties of the transactions contemplated hereby and thereby.

                  SECTION 4.06. Compliance With Law. Neither Walsh nor any Walsh
Subsidiary is in default with respect to the Source Business under any order of any court, governmental authority or arbitration board or tribunal to which Walsh or such Walsh Subsidiary is a party or is subject, and neither Walsh nor any Walsh Subsidiary is in violation of any laws, ordinances, governmental rules or regulations to which it is subject or has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to its ownership of the Source Assets, or to the conduct of the Source Business, which violation or failure to obtain might reasonably be expected to have a material adverse effect on the operations or financial condition of the Source Business.

                  SECTION  4.07.  Investment  Representation.   Except  for  the
distribution  of the  Source  Common  Stock and the  source  Preferred  Stock as contemplated by Section 3.02 hereof,  Walsh is acquiring the Source Common Stock and Source  Preferred  Stock  issuable  pursuant to Section  2.02 hereof for the purpose of investment and not with a view to or for sale in connection  with any distribution  thereof.  Walsh acknowledges that the Source Common Stock (i) have not been registered  under the Securities Act of 1933 by reason of the exemption contained in Section 4(2) thereof and (ii) may not be sold or otherwise disposed
of  unless   registered  under  said  Act  or  unless  an  exemption  from  such registration is available.




                                       10


                                    ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF SOURCE

               Source represents and warrants to Walsh as follows:

                  SECTION 5.01. Organization, Power, Etc. (a) Source is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction where the failure to so qualify would have a material adverse effect on its business. Source has all requisite corporate power and authority to acquire, own, lease and operate the Source
Assets to be conveyed to it, to continue the Source Business, and to execute and deliver this Agreement and the Additional Agreements to which it is a party and to perform its obligations hereunder and thereunder.

                  (b) Each Source  Subsidiary  that is a party to an  Additional
Agreement   (hereinafter  referred  to  as  a  "Source  Contract  Party")  is  a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,  and each is duly licensed or qualified to do business as a foreign  corporation in each jurisdiction  where the failure to so qualify  would have a material  adverse  effect on the business of Source and its  subsidiaries  considered  as a whole.  Each Source  Contract  Party has all requisite  corporate power and authority to acquire,  own, lease and operate the
Source  Assets to be  conveyed to it, to continue  the Source  Business,  and to execute  and  deliver the  Additional  Agreements  to which it is a party and to perform its obligations thereunder.

                  SECTION 5.02. Authorization of Agreements. The execution, delivery and performance by Source of this Agreement and each Additional
Agreement to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly and effectively authorized by all requisite corporate action on the part of Source, and this Agreement constitutes, and each Additional Agreement to which Source is a party, when executed and delivered in accordance with this Agreement, will constitute, the legal, valid and binding obligation of Source, enforceable against Source in accordance with its terms. The execution, delivery and performance of each of the Additional Agreements by the Source Contract Party that is a party thereto, and the consummation by such Source Contract Party of the transactions contemplated thereby, have been duly authorized by all requisite corporate action on the part of such Source Contract Party, and, when executed and delivered by such Source Contract Party in accordance with this Agreement, each such Additional Agreement will constitute the legal, valid and


                                       11


binding obligation of such Source Contract Party, enforceable against such Source Contract Party in accordance with its terms.

                  SECTION 5.03. Effect of Agreements. The execution and delivery of this Agreement by Source and the execution and delivery of the Additional
Agreements by Source and the Source Contract Parties that are parties thereto, and the performance by them of their respective obligations hereunder and thereunder, will not violate any provision of law, the charter or by-laws of Source or any Source Contract Party or any judgment, award or decree or any indenture, agreement or other instrument to which Source or any Source Contract
Party is a party, or by which Source or any Source Contract Party or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature upon any of the properties or assets of Source or any Source Contract
Party.

                  SECTION 5.04. Authorized Capital Stock. The authorized capital stock of Source  consists of (i)  2,000,000  shares of Preferred  Stock,  $1 par value,  and (ii)  12,000,000  shares of Common Stock,  $.01 par value,  of which
1,041,667 shares of Preferred Stock and 5,790,992 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable after giving effect to the  transactions  contemplated by this Agreement.  Except as contemplated by
Section  6.07  hereof  or  as  set  forth  in  Schedule  5.04  hereto,   (i)  no
subscription,  warrant, option,  convertible security or other right (contingent or other) to  purchase  or acquire  any shares of any class of capital  stock of
Source is  authorized  or  outstanding  and (ii) there is not any  commitment of
Source  to issue  any  shares,  warrants,  options  or other  such  rights or to distribute  to  holders  of any  class of its  capital  stock any  evidences  of indebtedness  or assets.  Except as set forth in Schedule 5.04,  Source does not have any  obligation  (contingent  or other) to  purchase,  redeem or  otherwise acquire any shares of the capital stock of Source or any interest  therein or to pay any dividend or make any other distribution in respect thereof.

                  SECTION 5.05. Governmental  Approvals.  Except as set forth in
Schedule 5.05 hereto, no approval, authorization, consent or order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by Source of this Agreement, or for the execution and delivery of the Additional Agreements by Source or the Source
Contract Parties that are parties thereto or the

                                       12

consummation by Source and such Source Contract Parties of the transactions contemplated hereby and thereby.

                  SECTION  5.06.  Compliance  With Law.  Neither  Source nor any
Source Subsidiary is in default under any order of any court, governmental authority or arbitration board or tribunal to which Source or such Source
Subsidiary  is a  party  or is  subject,  and  neither  Source  nor  any  Source
Subsidiary is in violation of any laws, ordinances, governmental rules or regulations to which it is subject or has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to its ownership and operation of the Source Assets or to the conduct of the Source
Business, which violation or failure to obtain might reasonably be expected to have a material adverse effect on the operations or financial condition of the Source Business.

                  SECTION 5.07. Investment Representation. Source is acquiring the PMSI Shares pursuant to Section 2.01 hereof for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.
Source acknowledges that the PMSI Shares (i) have not been registered under the Securities Act of 1933 by reason of the exemption contained in Section 4(1) thereof and (ii) may not be sold or otherwise disposed of unless registered under said Act or unless an exemption from such registration is available.


                                   ARTICLE VI

                                    COVENANTS

                  SECTION 6.01. Conduct of the Source Business. (a) With respect to the Source Assets and the Source Business, Walsh agrees that, at all times after the date hereof and prior to the Closing Date, except as required by the transactions contemplated hereby (including, without limitation, as provided in Section 1.01 hereof) and as described in the Walsh Registration Statement, Walsh will, and will cause each Walsh Subsidiary to:

                  (i)  operate  its  business  only in the  usual,  regular  and ordinary manner and, to the extent consistent with such operations, use its best efforts to preserve its current business  organization intact, keep  available the services of its current  officers and employees and
         preserve  its  current   relationships  with  persons  having  business
         dealings  with it,  provided that it shall not be required to institute litigation  or pay  additional  consideration  to another party for the purpose;



                                       13

             (ii) maintain all its material assets and properties deemed reasonably necessary for the conduct of the Source Business in current state of repair, order and condition, reasonable wear and tear excepted;

             (iii) maintain its books of account and records in the usual, regular and ordinary manner, on a basis consistent with past practice, and use its best efforts to comply in all material respects with laws applicable to it and to the conduct of the Source Business and perform all its material obligations without default;

             (iv) not change the character of the Source Business in any material manner;

             (v)  not  (A)  incur  any   obligation   or  liability   (fixed  or
         contingent),  except normal trade or business  obligations  incurred in the ordinary course and consistent with past practice; (B) discharge or
         satisfy  any  lien,   security  interest  or  encumbrance  or  pay  any
         obligation (fixed or contingent),  other than in the ordinary course of business and  consistent  with past practice;  (C) mortgage,  pledge or subject to any lien, security interest or encumbrance any of the Source
         Assets  (other than  mechanic's,  materialman's  and similar  statutory liens  arising in the ordinary  course of business  and purchase  money security  interests  arising in the ordinary course of business between the date of delivery and  payment);  (D)  transfer,  lease or otherwise dispose of any of the Source Assets, except for a fair consideration in the ordinary  course of business and consistent  with past practice or, except in the  ordinary  course of business  and  consistent  with past practice,  acquire any assets or  properties;  (E) cancel or compromise any debt or claim or waive or release any rights of material value; (F)
         transfer or grant any rights under any concessions,  leases,  licenses, agreements, patents, inventions,  trademarks, trade names, servicemarks or  copyrights  or with  respect to any know-how  (other than  licenses customarily  granted in  connection  with the services  provided by the
         Source  Business);  (G)  make or  grant  any  wage or  salary  increase applicable to any group or classification of employees generally, enter into any  employment  contract with, or make any loan to, or enter into any  material  transaction  of any other  nature  with,  any officer or employee of Walsh or any  subsidiary  or affiliate of Walsh;  (H) enter into any  transaction,  contract or commitment,  except in the ordinary course of business and consistent with past practice;  or (I) except in the ordinary  course of business  and  consistent  with past  practice, amend or modify in any way adverse to the interests of the Source


                                       14

         Business any contract to be assigned to Source or any Source Subsidiary hereunder.

                  SECTION  6.02.  Stockholder  Approval;  Third-Party  Consents.
Promptly after the date hereof, Walsh shall take all steps necessary in order to obtain approval by the stockholders of Walsh of the transactions contemplated by
this  Agreement.  In  addition,   Walsh  shall,  with  Source's  assistance  and
cooperation,  promptly apply for or otherwise  seek and use its reasonable  best efforts to obtain all authorizations,  consents, waivers and approvals as may be required  in  connection  with  the  assignment  of the  contracts,  agreements, licenses,  leases,  sales orders,  purchase  orders and other  commitments to be assigned to Source or any Source Subsidiary pursuant hereto, provided that Walsh shall not be required to institute litigation or pay additional consideration to a third party for such  purpose.  Source agrees that at all times after the date hereof and prior to the Closing Date it will cooperate with Walsh in its efforts to obtain such authorizations, consents, waivers and approvals.

                  SECTION 6.03. Transferred Assets. Walsh and Source covenant and agree to use their best efforts to obtain any requisite governmental approvals for the acquisition of the Source Assets by Source and/or any Source
Subsidiary. In the event that Source has not received on the Closing Date a requisite approval of any governmental entity to permit purchase of any Source
Assets or the transfer of any component of the Source Business at such time, Walsh or the Walsh Subsidiary, as the case may be, shall continue, consistent with applicable law, to hold such Source Assets or operate the Source Business component, as the case may be, for the account of Source until such approval shall have been received, at which time Walsh or the Walsh Subsidiary, as the case may be, shall transfer such Source Assets to Source or the Source
Subsidiary  promptly with the appropriate  documentation  as required by Section
2.04 hereof. For purposes of this Agreement, "operate the Source Business component" shall mean that Walsh or the Walsh Subsidiary, as the case may be, shall respond to the direction of Source in the daily operations of such component insofar as consistent with applicable law, but Walsh or such Walsh
Subsidiary shall not be liable for loss of profits or other claims relating to the conduct of the business of such component except such as result from the gross negligence or wilful misconduct of Walsh or such Walsh Subsidiary. In the event that Source is unable to obtain a required approval to acquire any Source
Assets, the parties agree to cooperate and to use their best efforts to restructure the transaction so as to obtain such approval or restructure the transaction so as not to require such approval, in either case consistent with applicable law.



                                       15


                  SECTION 6.04. Financial Information. Walsh and Source each covenant and agree with the other to provide to the other all financial information, reports and other data relating to the Source Business required by the requesting party in satisfying its reporting obligations to governmental agencies and in completing its tax and other governmental returns.

                  SECTION 6.05. Confidentiality. Walsh shall not at any time after the date hereof divulge, furnish or make accessible to anyone any knowledge or information with respect to confidential or secret processes, inventions, discoveries, improvements, formulae, plans, material, devices or ideas or know-how, whether patentable or not, relating to any confidential or secret aspects of the Source Business; provided, however, that (i) nothing herein shall prohibit Walsh from complying with any order or decree of any court of competent jurisdiction or governmental authority and (ii) the foregoing provision shall not apply to any information that is or becomes generally available to the public through no breach of this Agreement.

                  SECTION 6.06. Transferred Employees. (a) Source agrees that it will offer each employee of Walsh or any Walsh Subsidiary identified by Walsh as being employed in the conduct of the Source Business the opportunity for employment as employees of Source or a Source Subsidiary (with terms and conditions of employment and benefits substantially similar to those previously in effect while such employee was employed by Walsh or any Walsh Subsidiary unless otherwise agreed) effective on the Closing Date, it being understood that, except as provided in any existing employment agreements or by applicable law, such employment shall be employment at will.

                  (b) Walsh  employees who accept  employment  offered by Source
(collectively, the "Transferred Employees") and who are actively at work on the day prior to the Closing Date shall become employees of Source or a Source
Subsidiary on the Closing Date. Transferred Employees who are not actively at work on the day prior to the Closing Date shall become employees of Source on the day they return to work.

                  (c) On the date a Transferred Employee becomes an employee of Source, Source will credit the Transferred Employee with, and entitle the Transferred Employee to, the number of vacation and sick leave days that the Transferred Employee was credited with on the day prior to employment by Source or a Source Subsidiary. In addition, on the day a Transferred Employee becomes an employee of Source, the Transferred Employee will be credited with all years of service that the Transferred Employee was credited with at Walsh for the purposes of determining eligibility to participate in any of Source's employee


                                       16

benefit plans, benefits and services, as well as for the application of policies, practices and procedures, including, but not limited to, seniority for layoff, sick leave, service awards, severance pay and vacation accrual. Each
Transferred Employee shall be eligible to participate in Source's medical benefit plans on the date he or she becomes an employee of Source or in a plan or plans substantially similar to the plans of Walsh effective on the Closing
Date.

                  SECTION 6.07. Stock Options and Warrants. (a) On and after the
Closing Date,  employment or termination of employment with Source or any Source
Subsidiary, as the case may be, shall be deemed employment or termination of employment, as the case may be, with Walsh or any Walsh Subsidiary for purposes of the vesting and termination provisions of the Walsh stock options held by the Transferred Employees. All unvested Walsh stock options held by Transferred
Employees as of the Closing Date shall continue to vest and all vested Walsh stock options held by Transferred Employees as of such date shall remain exercisable all in accordance with the terms of the related stock option agreements.

                  (b) Source shall grant to each  employee of Walsh or any Walsh
Subsidiary (whether or not such employee becomes a Transferred Employee) holding a Walsh stock option as of the Closing Date a stock option to purchase the number of shares of Source Common Stock representing the same percentage of Source's fully-diluted equity as the percentage of Walsh's fully-diluted equity represented by the Walsh stock options held by such employee. Each such Source stock option shall vest in accordance with same vesting schedule set forth in, and the same percentage of shares shall be deemed vested as of the date of grant as have vested under, the Walsh stock option held by the employee.

                  (c) Source  shall grant to each holder of Walsh's  outstanding stock purchase  warrants as of the Closing Date a warrant to purchase the number of shares of Source Common Stock  representing  the same  percentage of Source's
fully  diluted  equity  as  the  percentage  of  Walsh's   fully-diluted  equity
represented by the Walsh stock purchase warrant held by such holder.

                  (d) The aggregate exercise price of each outstanding Walsh option or warrant in respect of which a Source option or warrant shall be issued by Source pursuant to this Section 6.07 shall be allocated, as of the Closing
Date, between such Walsh option or warrant and the Source option or warrant so issued in proportion to the relative fair market values of the Walsh Common
Stock and the Common Stock of Source as of such date. The fair market value of the Walsh Common Stock shall be equal to its initial public offering price in the Walsh underwritten public


                                       17

offering and the fair market value of the Source Common Stock shall be determined in good faith by the Board of Directors of Source.

                  (e) The issuance of stock options and warrants by source pursuant to this Section 6.07 shall be subject to any necessary compliance with Federal securities laws and state "blue sky" securities laws.

                  SECTION 6.08. Further Assurances. (a) At any time and from time to time on and after the Closing Date, Walsh shall, at the request of Source, execute and deliver or cause to be executed and delivered to Source all such deeds, assignments, consents, documents and further instruments of transfer and conveyance, and take or cause to be taken all such other actions, as Source may reasonably deem necessary or desirable in order to fully and effectively vest in Source or any Source Subsidiary, as the case may be, or to confirm its title to and possession of, the Source Assets, or to assist Source in exercising rights with respect thereto which Source is entitled to exercise pursuant to the terms of this Agreement; and Source shall execute and deliver or cause to be executed and delivered such further instruments and take or cause to be taken such further actions as Walsh may reasonably deem necessary or desirable to carry out the terms and provisions of this Agreement.

                  (b) In the event that Source shall determine at any time after the Closing Date that it has not acquired hereunder any properties or any authorizations, licenses or other rights, or any services or facilities necessary to the conduct of the Source Business, Walsh shall, to the extent such assets or rights are unavailable to Source from third parties on reasonable terms and to the extent Walsh is capable of doing so, negotiate in good faith with Source to provide Source with such assets or rights on terms comparable to those on which Walsh has agreed to provide similar assets or rights under the Additional Agreements.

                  SECTION 6.09. Inspection and Preservation of Records, Etc. (a)
On and after the Closing Date, each party hereto upon request will permit, and Source will cause each Source Subsidiary to permit, the other party hereto, its representatives and any firm designated by such requesting party to act as its independent public accountants, at all reasonable times during business hours, to inspect the files, books, records and accounts of the Source Business reflecting transactions through the Closing Date or relating to transactions as to which Walsh or any Walsh Subsidiary shall continue to have primary or contingent liability after the Closing Date and will give such requesting party and such accountants access to all accounting and other records and documents of the Source Business to enable such accountants to


                                       18

conduct any audit or any other procedures which such requesting party or such accountants may deem necessary in connection with the preparation, review or audit of any financial statements or tax returns of such requesting party or to comply with any other request of a governmental entity. The party holding the records being inspected will render, at the requesting party's expense, such assistance as the requesting party and such accountants may request in completing any of the foregoing determinations or such other reviews, audits or procedures or in complying with any government request.

                  (b) On and after the Closing Date, each party will permit, and Source will cause each Source Subsidiary to permit, the other party hereto, its representatives and its counsel, at reasonable times during business hours, to inspect all the files, books, records and accounts of the Source Business held by a party or such Source Subsidiary, as well as access to any employee of the Source Business or former employee of the Source Business employed by Walsh having knowledge of the information therein contained, if such inspection and access are reasonably necessary for the defense by such requesting party of any litigation relating to the Source Business prior to the Closing Date or relating to transactions as to which Walsh or any Walsh Subsidiary shall continue to have primary or contingent liability after the Closing Date.

                  (c) For a period of six years after the Closing Date, each party shall preserve the business records of the Source Business owned by them, shall allow the other party hereto and its representatives reasonable access to such records and the right to make copies and extracts therefrom at any reasonable time during normal business hours, and shall not dispose of any thereof, provided that, commencing three years after the Closing Date, a party may give the other party written notice of its intention to dispose of any part thereof, specifying the items to be disposed of in reasonable detail. Any party may, within a period of 60 days from receipt of any such notice, notify the disposing party of its desire to retain one or more of the items to be disposed of. The disposing party shall, upon receipt of such notice, deliver to the requesting party, at its expense, the items specified therein.


                                   ARTICLE VII

                              CONDITIONS PRECEDENT

                  SECTION 7.01.  Conditions  Precedent to Obligations of Source.
The obligations of Source under this Agreement are sub-


                                       19

ject, at the option of Source,  to the  satisfaction  at or prior to the Closing
Date of each of the following conditions:

                  (a)   Accuracy  of   Representations   and   Warranties.   The
representations  and  warranties of Walsh  contained in this Agreement or in any certificate or document  delivered to Source  pursuant  hereto shall be true and correct in all material respects on and as of the Closing Date as though made at and as of that date, except for changes expressly  contemplated hereby or by the
Walsh Registration Statement.

                  (b) Compliance  with  Covenants.  Walsh and the Walsh Contract
Parties shall have performed and complied with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by them at or prior to the Closing
Date.

                  (c) Condition of Assets. The Source Assets shall not have been destroyed by fire or other casualty so as to materially adversely affect the operations or financial condition of the Source Business.

                  (d) All Proceedings To Be Satisfactory. All corporate and other proceedings to be taken by Walsh and the Walsh Contract Parties in connection with the transactions contemplated hereby and by the Additional
Agreements and all documents incident thereto shall be satisfactory in form and substance to Source and its counsel, and Source and said counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request.

                  (e) Additional Agreements. Walsh and each Walsh Contract Party shall have executed and delivered to Source each of the Additional Agreements to which Walsh or such Walsh Contract Party is a party.

                  (f) Governmental Approvals. All governmental approvals or filings described in Schedules 4.05 or 5.05 hereto shall have been duly obtained or made.

                  (g)  Legal  Actions  or   Proceedings.   No  legal  action  or
proceeding  shall  have been  instituted  or  threatened  seeking  to  restrain, prohibit,  invalidate or otherwise  affect the  consummation of the transactions contemplated  hereby or by any Additional  Agreement or that would, if adversely decided,  materially  adversely affect the operations or financial  condition of the Source Business.

                  (h) Preferred Stockholder Agreement. The Agreement dated as of
April 16, 1996 between Walsh and the holders of


                                       20

outstanding shares of Walsh Preferred Stock shall have been executed and delivered by Walsh and the record and beneficial holders of at least two-thirds of the outstanding Walsh Preferred Stock, and such letter agreement shall be in full force and effect on and as of the Closing Date.

                  (i) Stockholder Approval. The transactions contemplated hereby shall have been approved by the stockholders of Walsh.

                  SECTION 7.02.  Conditions  Precedent to  Obligations of Walsh.
The obligations of Walsh under this Agreement are subject, at the option of Walsh, to the satisfaction at or prior to the Closing Date of each of the following conditions:

                  (a)   Accuracy  of   Representations   and   Warranties.   The
representations  and warranties of Source  contained in this Agreement or in any certificate  or document  delivered to Walsh  pursuant  hereto shall be true and correct in all material respects on and as of the Closing Date as though made at and as of that date.

                  (b) Compliance with Covenants.  Source and the Source Contract
Parties shall have performed and complied with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by them at or prior to the Closing
Date.

                  (c) All Proceedings To Be Satisfactory. All corporate and other proceedings to be taken by Source and the Source Subsidiaries in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to Walsh and its counsel, and Walsh and said counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request.

                  (d)  Additional  Agreements.  Source and each Source  Contract
Party  shall  have  executed  and  delivered  to  Walsh  each of the  Additional
Agreements to which Source or such Source Contract Party is a party.

                  (e) Governmental Approvals. All governmental approvals or filings described in Schedules 4.05 or 5.05 hereto shall have been duly obtained or made.

                  (f)  Legal  Actions  or   Proceedings.   No  legal  action  or
proceeding  shall  have been  instituted  or  threatened  seeking  to  restrain, prohibit,  invalidate or otherwise  affect the  consummation of the transactions contemplated  hereby or by any Additional  Agreement or that would, if adversely decided, materially ad-

                                       21

versely affect the operations or financial condition of the Source Business.

                  (g) Preferred Stockholder Agreement. The letter agreement dated as of April 16, 1996 between Walsh and the holders of outstanding shares of Walsh Preferred Stock shall have been executed and delivered by Walsh and the record and beneficial holders of at least two-thirds of the outstanding Walsh
Preferred Stock, and such letter agreement shall be in full force and effect on and as of the Closing Date.

                  (h) Stockholder Approval. The transactions contemplated hereby shall have been approved by the stockholders of Walsh.

                  (i) Underwriting Agreement. Walsh and the Representatives of the Underwriters for its underwritten public offering shall have executed and delivered the Underwriting Agreement for the offering, substantially in the form filed as an exhibit to the Walsh Registration Statement.


                                  ARTICLE VIII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

                  SECTION 8.01. Survival of Representations. All representations and warranties made by any party hereto in this Agreement or pursuant hereto shall survive the Closing Date for a period of one year.

                  SECTION 8.02.  Tax  Indemnity.  (a) Source agrees to and shall indemnify and hold harmless Walsh and each Walsh Subsidiary from and against (i)
any and all taxes (including,  without limitation,  income taxes, taxes based on or measured by income or franchise  taxes),  tax  deficiencies,  any interest or penalties thereon, and reasonable legal fees and expenses imposed on or incurred by Walsh or any Walsh  Subsidiary  insofar as the same are  attributable  to the
Source  Assets  or  the  Source  Business,   whether  arising  with  respect  to
transactions  or events  occurring  prior to or after the Closing Date, and (ii)
any and all such taxes, tax deficiencies, any interest or penalties thereon, and reasonable  legal fees and  expenses,  arising  out of the  consummation  of the transactions  contemplated  hereby,  but only to the  extent  that  such  taxes, deficiencies,  interest or penalties exceed, in the aggregate, Walsh's available
United States net operating loss carryforwards.

                  (b) If at any time after the Closing Date any consolidated or combined federal, state, local or foreign income tax


                                       22

return of Walsh shall be audited for any year during which any  component of the
Source Business was included in any such consolidated or combined return, Source shall provide Walsh with any  information  and  documentation  in its possession required for said audit. In addition,  if at any time after the Closing Date any consolidated,  combined or separate federal,  state, local or foreign income tax return of Source or any component of the Source Business shall be audited, Walsh
shall  provide  Source  with  any  information  and   documentation  in  Walsh's
possession required for said audit.

                  (c) The indemnities provided for in this Section 7.02 shall be independent of and in addition to any other indemnity provision hereof and shall survive the Closing Date for the applicable statutory periods of limitation (as the same may be extended).

                  SECTION 8.03. General Indemnity. (a) Subject to the terms and conditions of this Article VIII, Walsh agrees to and shall indemnify, defend and hold harmless Source and each Source Subsidiary from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses (collectively, "Damages"), asserted against, resulting to, imposed upon or incurred by Source or any Source
Subsidiary by reason of or resulting from (i) a breach of any representation, warranty or covenant of Walsh or any Walsh Contract Party contained in or made pursuant to or in connection with this Agreement or any of the Additional
Agreements or (ii) any liabilities or obligations of, or claims against or imposed on, Source or any Source Subsidiary (whether absolute, accrued, contingent or otherwise), and whether a contractual, tax (except as specifically covered in Section 8.02 hereof) or any other type of liability, obligation or claim), which was not required to be assumed by Source or any Source Subsidiary pursuant to this Agreement.

                  (b) No claim for  indemnification  may be made  under  Section
8.03(a) hereof in respect of the first $100,000 in the aggregate of Damages that would otherwise have been required to be paid by Walsh as the indemnifying party under such Section 8.03(a).

                  (c) Subject to the terms and conditions of this Article VII, Source hereby agrees to and shall indemnify, defend and hold harmless Walsh and each Walsh Subsidiary from and against all Damages asserted against, resulting to, imposed upon or incurred by Walsh or any Walsh Subsidiary by reason of or resulting from (i) a breach of any representation, warranty or covenant of Source contained in or made pursuant to this Agree-


                                       23

ment or any of the Additional Agreements, (ii) the failure of Source or any Source Subsidiary to pay, perform and discharge when due the liabilities and obligations of the Source Business, including those assumed by Source or such Source Subsidiary pursuant to this Agreement, or (iii) any action made out against Walsh or any Walsh Subsidiary that arises out of or results from the operation of the Source Business, whether arising with respect to transactions or events occurring prior to or after the Closing Date; provided, however, that the indemnity provided for by clause (iii) of this subparagraph (c) shall not apply to any actions made out against Walsh or any Walsh Subsidiary in connection with the performance of their respective obligations under the Additional Agreements.

                  SECTION 8.04. Conditions of Indemnification. The respective obligations and liabilities of Walsh and Source (herein sometimes called the "indemnifying party") to the other (herein sometimes called the "party to be indemnified") under Sections 8.02 and .03 hereof with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

                  (a) Within 30 days after receipt of notice of commencement of any action or the assertion in writing of any claim by a third party, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing.

                  (b) In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the tenth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party, subject to the right of the indemnifying party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

                  (c)   Anything   in  this   Section   8.04  to  the   contrary
notwithstanding,  (i) if  there is a  reasonable  probability  that a claim  may materially and adversely affect the indemnifying party other than as a result of money damages or other money  payments,  the  indemnifying  party shall have the right, at its own cost and expense, to compromise or settle such claim, but (ii)
the indemnifying party shall not, without the prior written consent of the


                                       24

party to be indemnified, settle or compromise any claim or consent to the entry of any judgment that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the party to be indemnified a release from all liability in respect of such claim.

                  (d)  In  connection   with  any  such   indemnification,   the
indemnified party will cooperate in all reasonable  requests of the indemnifying party.

                  SECTION 8.05. Remedies Cumulative. Except as herein provided, the remedies provided herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against the other party hereto.


                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Expenses. Whether or not the transactions contemplated hereby are consummated, any and all costs, fees and expenses incurred by the parties hereto in connection with the transactions contemplated hereby and by the Additional Agreements shall be paid by the party incurring such expenses, provided that, if such transactions are consummated, Source shall pay (i) the costs of any transfer, documentary, stamp or other tax or fee arising in connection with the transfer of the Source Assets hereunder and (ii) any sales tax imposed in connection with the transactions contemplated hereby.
Payment of any such sales tax shall be made by Source no later than the sixtieth day following the Closing Date to the party (if other than Source) required under applicable law to collect and/or pay such tax.

                  SECTION  9.02.  Bulk  Transfer  Laws.   Source  hereby  waives
compliance by Walsh with any applicable bulk transfer laws,  including,  without limitation,  the bulk transfer  provisions of the Uniform Commercial Code of any state, or any similar  statute,  with respect to the  transactions  contemplated hereby.

                  SECTION 9.03. Execution in Counterparts. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  SECTION 9.04. Notices. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in


                                       25

writing and delivered by hand or by a national overnight courier service or mailed by registered or certified mail, postage prepaid, as follows:

                  If to Walsh, to

                     Walsh International Inc.
                     45 Rockefeller Plaza
                     Suite 912
                     New York, New York  10111
                     Attention:  Leonard R. Benjamin, Esq.
                                      Vice President and General Counsel

                  If to Source, to

                     Source Informatics Inc.
                     45 Rockefeller Plaza
                     Suite 912
                     New York, New York  10111
                     Attention:  Warren J. Hauser, Esq.
                                      Vice President and General Counsel

or such other address or addresses as either party hereto shall have designated by notice in writing to the other party hereto.

                  SECTION 9.05. Amendments, Supplements, Etc. Before or after approval by stockholders of Walsh, this Agreement may at any time be amended or supplemented by such additional agreements, articles or certificates, as may be determined by the parties hereto to be necessary, desirable or expedient to further the purposes of this Agreement, or to clarify the intention of the parties hereto, or to add to or modify the covenants, terms or conditions hereof or to effect or facilitate any governmental approval or acceptance of this Agreement or to effect or facilitate the filing or recording of this Agreement or the consummation of any of the transactions contemplated hereby. Any such instrument must be in writing and signed by both parties.

                  SECTION 9.06. Entire Agreement. This Agreement, its Exhibits and Schedules, and the documents executed on the Closing Date in connection herewith, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

                  SECTION 9.07. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.



                                       26

                  SECTION 9.08.  Binding Effect.  This Agreement shall
inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  SECTION 9.09.  Assignability.  Neither this Agreement
nor any of the parties' rights hereunder shall be assignable by either party hereto without the prior written consent of the other party hereto.




                                       27


                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.

                                    WALSH INTERNATIONAL INC.



                                    By /s/ Michael A. Hauck
                                      ------------------------------


                                    SOURCE INFORMATICS INC.



                                    By /s/ Dennis M.J. Turner
                                      ------------------------------







                                     28